EXHIBIT 10.29

Agreement to Amend

Research and License Agreement

This Agreement, dated as of April 23, 2002, is by and between OXiGENE, Inc. 321 Arsenal Street, Watertown, Massachusetts 02472 (“OXiGENE”) and Baylor University, Waco, Texas 76798 (the “University”). OXiGENE and the University may be referred to collectively as the “Parties” or individually as a “Party.”

WHEREAS, Parties entered into a certain Research and License Agreement, dated June 1, 1999;

WHEREAS, the Parties desire to amend and clarify the Research and License Agreement pursuant to Section 15.2 of such agreement;

NOW THEREFORE for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties mutually agree as follows:

1. Any defined terms that are not defined in this Agreement shall have the meaning given in the Research and License Agreement.

2. Section 1.5 of the Research and License shall be deleted and replaced with the following language:

“Existing Patent Rights” shall mean all Patent Rights deriving from US Patent No. 5,886,025, filed on March 6, 1997 and issued on March 23, 1999, and from International Application No. PCT/US9S/04380, filed on March 6, 1998. Applications stemming from this PCT application are accorded the PCT filing date of March 8, 1998.

3. Appendix B, which is attached hereto, is amended and restated to include all Biological Materials, Joint Intellectual Property and University Research Property

from the Effective Date of the Research and License Agreement until the date of this Agreement. If any Party later determines that any Biological Materials, Joint Intellectual Property or University Research Property arising out of the Research Program or any Inventions made under the Superseded Agreement were omitted from Appendix B, such Party shall immediately provide written notice to the other Party of such omission and Appendix B shall be amended accordingly.

4. Within ninety (90) days of the date that this Agreement is signed, the University shall provide to OXiGENE a complete list of all Biological Materials identified or synthesized by the University since the Effective Date.

5. Appendix C, which is attached hereto, is amended and restated to include all elected Inventions included therein.

6. All patent prosecution and maintenance expenses incurred in connection with University Intellectual Property and billed to the University since the Effective Date of the Research and License Agreement shall be itemized and invoiced to OXiGENE within sixty (60) days of the date of this Agreement. The Parties agree that OXiGENE will make quarterly payments to reimburse the University in full for such expenses over the course of the next four (4) calendar quarters commencing July 1, 2002.

7. The University or its patent counsel shall invoice OXiGENE for all future patent prosecution and maintenance payments on University Intellectual Property on a monthly basis.

8. All provisions of the Research and License Agreement not amended by this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, and intending to be bound hereby, each Party has caused this Agreement to be signed by its duly authorized representative.

OXiGENE, INC.

By:	/s/ FREDERICK W. DRISCOLL
Name: Frederick W. Driscoll Title: President & CEO Date: May 13, 2002

BAYLOR UNIVERSITY

By:	/s/ DONALD D. SCHMELTEKOPF
Name: Donald D. Schmeltekopf Title: Provost and Vice President for Academic Affairs Date: May 10, 2002

Attest:	/s/ MARSHA J. DUCKWORTH

APPENDIX B

BIOLOGICAL MATERIALS, JOINT INTELLECTUAL PROPERTY,

UNIVERSITY INTELLECTUAL PROPERTY AND PATENT RIGHTS

Biological Materials include all Biological Material identified since the Effective Date of the Research and License Agreement regardless of whether or not proper notice was provided pursuant to Section 3.1 of the Research and License Agreement.

Existing Patent Rights include:

1)	US Patent No. 5,886,025, issued on March 23, 1999 and granted to Kevin Pinney, entitled “Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

2)	US Patent No. 6,162,930, issued on December 19, 2000 and granted to Kevin Pinney et al., entitled “Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

3)	US Patent No. 6,350,777, issued on February 26, 2002 and granted to Kevin Pinney et al., entitled “Description Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

4)	Australian Patent No. 732,917, issued on August 16, 2001 and granted to Kevin Pinney et al., entitled “Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

5)	Australian Divisional Patent Application No. 24860/01, filed on March 6, 1998 by Kevin Pinney et al., entitled “Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

6)	Canadian Patent Application No. 2,283,471, filed on March 6, 1998 by Kevin Pinney et al., entitled “Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

7)	European Patent Application No. 98908991.7, filed on March 6, 1998 by Kevin Pinney et al., entitled “Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

8)	Japanese Patent Application No. 10-538834, filed on March 6, 1998 by Kevin Pinney et al., entitled “Anti-mitotic Agents which Inhibit Tubulin Polymerization.”

Joint Intellectual Property include all inventions described and/or claimed in the following patent applications and any patents issuing from said applications, including any foreign filings, divisions, continuations, continuations-in-part, reexaminations, extensions, or reissues:

1)	US Provisional Patent Application No. 60/337,348, filed on October 26, 2001 by David Chaplin et al., entitled “Functionalized Z and E Stilbene Derivatives as Improved Vascular Targeting Agents.”

University Intellectual Property includes all inventions described and/or claimed in the Existing Patent Rights, as well as the following US or PCT applications and any patents issuing from said applications, including any foreign filings, divisions, continuations, continuations-in-part, reexaminations, extensions, or reissues:

1)	International Application No. PCT/US00/25408, filed on September 15, 2000 and published with WIPO Publication No. WO 01/19794, entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

2)	Australian Application No. 74934/00, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

3)	Canadian Patent Application (Application No. has not been assigned), filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

4)	Japanese Application No. 523374/01, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

5)	European Application No. 00963531.9, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

6)	US Patent Application No. 10/070,484, filed March 6, 2002, entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents.”

7)	International Application No. PCT/US01/07539, filed on March 9, 2001 and published with WIPO Publication No. WO 01/68654, entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

8)	US Patent Application No. 09/804,280 filed March 12,2001, entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs”.

APPENDIX C

ELECTED INVENTIONS

Non-Exclusive Licenses:

Exclusive Licenses:

1)	International Application No. PCT/US00/25408, filed on September 15, 2000 and published with WIPO Publication No. WO 01/19794, entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

2)	Australian Application No. 74934/00, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”

3)	Canadian Patent Application (Application No. has not been assigned), filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

4)	Japanese Application No. 523374/01, flied on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

5)	European Application No. 00963531.9, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

6)	US Patent Application No. 10/070,484, filed March 6, 2002, entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents.”

7)	International Application No. PCT/US01/07539, filed on March 9, 2001 and published with WIPO Publication No. WO 01/68654, entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

8)	US Patent Application No. 09/804,280, entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

9)	US Provisional Patent Application No. 60/337,348, filed on October 26, 2001 by David Chaplin et al., entitled “Functionalized Z and E Stilbene Derivatives as Improved Vascular Targeting Agents.”